UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

McGRAW HILL FINANCIAL, INC.

(Exact name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 Avenue of the Americas, New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

(212) 512-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2014, McGraw Hill Financial, Inc. (the “Company”) announced the appointment of Lucy Fato as Executive Vice President and General Counsel, effective August 4, 2014. Ms. Fato has been serving as Vice President, Deputy General Counsel and Corporate Secretary of Marsh & McLennan Companies, Inc.

The Company also announced that Kenneth M. Vittor, the Company’s General Counsel since 1995, will transfer from his position as Executive Vice President and General Counsel, effective August 4, 2014. In order to support a smooth leadership transition, Mr. Vittor will remain with the Company until December 31, 2014 when he will retire in accordance with the Company’s longstanding retirement policy for senior executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2014

McGRAW HILL FINANCIAL, INC.

By:	/s/ Scott L. Bennett
Name:	Scott L. Bennett
Title:	Senior Vice President, Associate General Counsel and Secretary